UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION	20-2777218
(a Delaware corporation)
550 South Tryon Street
Charlotte, North Carolina 28202-1803
704-382-3853

1-4928	DUKE ENERGY CAROLINAS, LLC	56-0205520
(a North Carolina limited liability company)
526 South Church Street
Charlotte, North Carolina 28202-1803
704-382-3853

1-3382	DUKE ENERGY PROGRESS, LLC	56-0165465
(a North Carolina limited liability company)
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
704-382-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.125% Junior Subordinated Debentures	DUKH	New York Stock Exchange LLC
due January 15, 2073
Duke Energy	5.625% Junior Subordinated Debentures	DUKB	New York Stock Exchange LLC
due September 15, 2078
Duke Energy	Depositary Shares	DUK PR A	New York Stock Exchange LLC
each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events.

On March 25, 2020, Duke Energy Carolinas, LLC (“DEC”) reached a partial settlement with the Public Staff - North Carolina Utilities Commission (the “Public Staff”) in connection with DEC’s general rate case filed with the North Carolina Utilities Commission (the “NCUC”) on September 30, 2019. In DEC’s initial rate case application, it sought to recover costs related to Hurricanes Florence and Michael and Winter Storm Diego (“Deferred Storm Costs”). Pursuant to the partial settlement, the parties agreed that (1) DEC will remove its request for recovery of its Deferred Storm Costs in the rate case; (2) file a petition for a securitization financing order for its Deferred Storm Costs no later than 120 days from the issuance of an order by the NCUC in the rate case in which the NCUC makes findings and conclusions regarding Deferred Storm Costs and the partial settlement; (3) a recovery rider related to Deferred Storm Costs, initially to be set at $0, will be established in the rate case; and (4) if DEC does not file a petition for a securitization financing order or is unable to recover the Deferred Storm Costs through securitization, DEC may request recovery of Deferred Storm Costs from the NCUC by filing a petition requesting an adjustment to the recovery rider outside a general rate case proceeding. The parties agreed to certain assumptions to demonstrate the quantifiable benefits to customers of a securitization financing. The parties also agreed to certain minor accounting adjustments related to the rate case.

The partial settlement does not include an agreement on coal ash recovery, return on equity, capitalization structure, depreciation rates, the grid improvement plan, or the return of unprotected Excess Deferred Income Tax (EDIT) balances, among other items. The partial settlement is subject to the review and approval of the NCUC. An overview providing additional detail on the filing is attached to this Form 8-K as Exhibit 99.1.

Duke Energy Progress, LLC (“DEP”) Rate Case Delay in Procedural Schedule

Due to the continuing uncertainty surrounding the COVID-19 pandemic, the NCUC issued an order on March 24, 2020, in the DEP general rate case suspending the procedural schedule until further order of the NCUC, including the dates for the filing of direct and rebuttal testimony, as well as the hearing originally scheduled for May 4, 2020.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Duke Energy Carolinas Summary of Partial Settlement in North Carolina Rate Case

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: March 25, 2020	By: /s/ David S. Maltz
David S. Maltz
Assistant Corporate Secretary

DUKE ENERGY CAROLINAS, LLC
Date: March 25, 2020	By: /s/ David S. Maltz
David S. Maltz
Assistant Secretary

DUKE ENERGY PROGRESS, LLC
Date: March 25, 2020	By: /s/ David S. Maltz
David S. Maltz
Assistant Secretary